LONG TERM DEBT, NET OF DISCOUNT (Tables)	12 Months Ended
Dec. 31, 2013
Debt Instruments [Abstract]
Fair Value Of Warrants Granted During The Year Using The Black-Scholes Option-Pricing Model
The following assumptions were used in the calculation of the fair value of warrants granted during the year using the Black-Scholes option-pricing model:

Weighted average grant date fair value of stock options granted during the period	$0.86
Risk-free interest rate	2.36%
Dividend yield	0%
Expected life of the warrants	4.25 years
Expected volatility of the underlying stock	59.96%

Commitments Under The Facility Agreement Requiring Future Minimum Annual Principal And Interest Payments	The Company has commitments under the Facility Agreement requiring future minimum annual principal and interest payments as follows:
2013

2014	$-
2015	5,405
2016	10,402
2017	9,634
2018	8,874